SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 12, 2012

Date of Report

(Date of Earliest Event Reported)

XTREME HEALTHCARE CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-54542	46-0838057
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4636 Mission Gorge Place

Suite 103-C
San Diego, California 92120

(Address of Principal Executive Offices)

(619) 822-2674

(Registrant’s Telephone Number)

The Company is concurrently filing a registration statement on Form S-1 pursuant to the Securities Act of 1933 for the sale of up to 3,000,000 shares of its common stock by the holders thereof. Certain items indicated below are incorporated by reference to that registration statement and additional detailed information is discussed therein.

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On November 12, 2012, Xtreme Healthcare Corporation, a Delaware corporation (the “Company”), acquired Xtreme Care Ambulance, Inc., a California corporation (“Xtreme Care”), in a stock-for-stock transaction (the “Acquisition”).  The purpose of the Acquisition was to facilitate and prepare the Company for a registration statement and/or public offering of securities.

  The Acquisition was effected by the Company through the exchange of (i) all of the outstanding membership interests of Xtreme Care for 21,010,403 shares of common stock of the Company.

Xtreme Care was formed in May 2010 in the State of California.  Since its inception, Xtreme Care has provided ambulance and emergency medical services in southern California.

As a result of the Acquisition, Xtreme Care became a wholly owned subsidiary of the Company.  The Company, as the sole shareholder of Xtreme Care, has taken over the operations and business plans of Xtreme Care.

Business

The Company operates an ambulance and emergency medical services business in southern California.  The Company currently has seven type II ambulances, one type III ambulance and two wheelchair vans, and is licensed through the San Diego County Emergency Medical Services and The California Highway Patrol as a ground ambulance service.  The Company employs paramedics, emergency medical technicians (EMTs), registered nurses (RNs), and support staff, including dispatchers, marketers, billers and others.  The Company offers services for critical care transport, basic life support, non-emergency transportation, wheelchair transportation and event standby services.  Its customers include government agencies, hospitals, skilled nursing facilities, healthcare facilities, dialysis centers, hospice agencies and home health agencies.  The Company posted a record high number of 437 calls in June 2012 that it provided emergency response to on behalf of its customers.

Type II ambulances are built using a van type chassis, improved with a raised roof.  Type III ambulances have a square patient compartment that is mounted on a cut-a-way van chassis.  Wheelchair vans are equipped with a wheelchair lift to lift the patient in a wheelchair into the van.  Type III ambulances have increased gross vehicle weight rating (GVWR), storage, and payload capacity over type II ambulances.

Services

The Company provides various critical medical transport services to its customers and the payers of its ambulance services.  The types of services that are offered by the Company are the following:

Critical Care Transport (CCT): There are times when a patient in critical condition needs to be transferred from one facility to another facility. Critical patients require a higher level of transport service. The Company provides this service and it is known as Critical Care Transport or CCT.  Vehicles are equipped with state-of-the-art technology, allowing the Company to transport the critical patient in a mobile hospital setting.  The fleet of dedicated Critical Care Ambulances are staffed by two (2) highly trained Emergency Medical Technicians (EMT's), a licensed Critical Care Transport Registered Nurse (CCTRN), and if necessary a Respiratory Care Practitioner and/or a Paramedic.  The Company’s nurses have extensive experience in their clinical specialty (emergency, critical care, and transport nursing) and function under an expanded scope of practice.  In addition, CCT Nurses are staffed all around San Diego County, thus allowing the Company to provide the absolute fastest response times.

Basic Life Support (BLS):  These ambulances are fully equipped and staffed by two highly trained emergency medical technicians (EMTs).  The Company proudly provides these ambulance service 7-days a week, 24-hours per day throughout all of San Diego County.  All ambulances are licensed and inspected by the California Highway Patrol, and the San Diego County EMS.  In addition to making sure that the vehicles and equipment meet and exceed industry standards, the agency also licenses all of EMT field personnel. All EMTs are drug tested and fully medically certified and must undergo an extensive criminal background check prior to employment with the Company. All EMTs are trained by medical professional experts who are certified in Pediatric Advanced Life Support (PALS), Pre-Hospital Trauma Life Support (PHTLS), Advanced Cardiac Life Support (ACLS) and Pediatric Education for The Pre-hospital Provider (PEPP).  The state of the art system implemented by the Company combined with its passion for quality patient care allows the Company to be on the cutting edge in timely, efficient and dependable emergency ambulance services.

Non-emergency Transportation: These services include routine appointments and transport for regular medical visits for patients.

Wheelchair Transportation: The wheelchair transportation service solutions are for non-ambulance transport needs. All drivers are CPR/AED and First Aid Certified.  Each driver is fully drug tested and must pass an extensive criminal background check prior to employment. In addition all wheelchair van drivers must be issued an identification license by the San Diego Sheriff’s Department.

Special Events: The Company offers BLS stand-by services at special events, such as sporting games, parades, racing events and so forth.  Each BLS unit consists of two certified and highly trained EMTs.

The Company believes that the key to its success and growth will be focusing on high quality service to its clients and payers.  The Company has implemented a quality assurance program, which measures the sum of all activities undertaken within its system to provide confidence to all of patients and partners that the services available meet the Company’s standard of excellence.  The Company’s quality assurance plan is designed to meet a high level and standard of excellence as measured by the provision of timely, efficient and compassionate care to its clients and effective solutions for its customer partners.

The Company’s average tenure for an Emergency Medical Technician (“EMT”) is six to eight months, which figure is in-line with industry norms.  Many EMTs utilize the position to gain experience with an aim to launch their careers into the fire department, police department, and emergency 911 services, among others.  On average, a new EMT takes 40 hours to train, costing the Company approximately $350.00 per new EMT.  Due to high industry turnover, the Company currently employs 23 EMTs to ensure that the Company has a sufficient number available for emergency responses.   The Company’s strong emphasis on training and developing its new EMTs helps maintain a high level of quality and service with each and every customer of the Company.

The Company is dispatched to transport patients as soon as the Company is notified.  The Company’s dispatcher answers the phone, determines the level of service needed, date, time, location of patient, and chief complaint.  The dispatcher will then assign the next available unit of the appropriate level of service to the particular call and alert the applicable crew of all vital patient information.  In the event that the level of service is deemed to be a Critical Care Transport, there is one additional step to the aforementioned – the dispatcher will have to coordinate the arrival of a CCT nurse along with the nurse’s equipment with the arrival of the ambulance.  Once these steps are completed, the ambulance crew arrives on scene, assumes care of the patient, notifies the Company’s dispatch center of any vehicle movements along with any change in the patient’s condition until the patient arrives at their destination and the transfer of care is given to the receiving facility.

Service Commitment

The Company is committed to maintaining a standard of excellence in the provision of timely, efficient, effective, and compassionate care.  The Company has combined the processes of quality assurance and quality improvement into a Continuous Quality Improvement (CQI) program that it developed.  The CQI Program has three phases: prospective, immediate, and retrospective. Prospective quality improvement happens before a request for service is received, such as recruitment, screening, and the initial training of personnel. Immediate quality improvement occurs during a call and includes the standards of care and continuous education. The retrospective phase of quality improvement is performed after the call is completed and includes chart audits and customer feedback.

Pre-hospital care is an ongoing educational process to which the Company has made a solid commitment.  The Company believes in continuous employee education.  Continuing education programs developed by the Company mandate that employees participate in the on-going healthcare training that the Company conducts.  These programs allow employees to expand their knowledge of emergency medical protocols in addition to their current scope of practice.

The Company also believes in actively monitoring complains and in striving to eliminate opportunities of concern and complaint, which may occur from time to time.  The Company believes that concerns and complaints are an opportunity for the Company’s team to learn to improve its business operations.  Accordingly, all complaints are fully investigated, and if necessary, result in counseling, remedial training, and/or discipline of applicable employees.  Training issues are forwarded to the training coordinator; operational issues are forwarded to the operations manager and/or President of the company for immediate review and corrective action.

Customers

The Company provides medical transport services to patients and individuals, but the payers/customers of these services are typically a variety of groups, such as government agencies, hospitals, skilled nursing facilities, specialty healthcare facilities, dialysis centers, hospice agencies, home health agencies, Medicare, Medicaid, commercial insurance groups, and self-pay individuals.

The following customer comprises 10% or more of the Companies total collected payments ($568,260) for the period between January 1, 2012 and September 30, 2012:

Payor	Collected	% of Total Collections
Medicare:	$458,732	80.73%

Pricing

Pricing for services is negotiated with the payers of the medical transport services, and is typically fixed by contractual arrangement with these entities.  Typical rates are determined by Medicare reimbursement rates, as the vast majority of the Company’s business is dependent upon reimbursement from Medicare for patients.

Billing and Collections

The Company’s billing and collection for customers begins when the Company receives a patient care report (“PCR”) from its field staff, which typically occurs the day after a transport takes place.  Subsequently, the Company verifies eligibility and generally bills the claim to the appropriate insurance within one to two days from the date of service.  If the explanation of benefits (“EOB”) or payment is not received within 30 days, the Company calls the insurance for a claim status.  All insurance to which the Company bills follow Medicare guidelines, with exception of Medi-Cal which has its own guidelines.

Strategic Partners and Suppliers

The Company believes that strategic partnerships will be a major component of the Company’s operating strategy and path to success.  The Company hopes to work with several strategic partners in important areas of its business and operations.  However, currently, the Company has no such strategic partners, other than its agreement with GHSD, LLC.

GHSD, LLC Partnership

On March 23, 2012, the Company entered into a partnership agreement and promissory note with GHSD, LLC (“GHSD”).  Per the terms of the agreement the Company agreed to deliver an initial $50,000 followed by $25,000 each month for the next eight months for a total loan/investment of $250,000 at 8% interest.  Subsequently, the Company management renegotiated the terms of the loan reducing the total investment to $145,000.  As of September 30, 2012, the full $145,000 has been paid by the Company.  The amount carried on the note is convertible in full to an 11.5% ownership interest.  The intent of the parties is to convert the note to ownership interest once profit participation has reached a predetermined amount, estimated to be between 36 and 60 months from the date of the initial agreement.

The purpose of the partnership agreement and promissory note was to facilitate a closer working relationship between the parties.  GHSD recently started a CareMinders HomeCare franchise in San Diego, California that is complementary to the services offered by the Company.  Among other rights and restrictions, the Company has the ability to convert its note into equity interests in GHSD.  The Company received one seat on the board of directors of GHSD.  The Company will generate revenues with GHSD with the interest received, potential increased call volume, and expansion of the Company’s network to bring in more business.

Marketing and Sales

The Company has conducted limited advertising and marketing to date to reach new customers.  The Company plans to implement a more vigorous advertising, marketing and sales campaign as part of its effort to build its business over the longer term.  The Company believes that it can focus its strategy most effectively by targeting payers of medical transport services that have access to numerous patients/clients that are require the medical transport services.

The Company has given substantial attention to constructing the marketing strategy and plans that it will use in order to grow its business and expand its customers.  The Company eventually anticipates a significant budget and need for marketing activities.  The primary focus of marketing campaigns will be designed to help the Company find new customers and to increase awareness of the Company’s services and competitive solutions.  A variety of marketing approaches, emphasizing the competitive advantages and key differentiators of the Company’s services, are expected to be used in order to attract new customers and entice existing customers to do larger volumes of business with the Company.

The Company expects that its sales team will work closely with the marketing team to convert prospects into new customers. The sales team will be structured to align with target markets based on territory and customer patterns.

The anticipated budget for an aggressive marketing campaign to create the customer base and volume needed for the Company to be profitable is anticipated to initially be $300,000.  The amount will be divided into different areas of marketing and sales.  Examples of the areas include, but are not limited to, the following: compensation for employees and sub-contracted industry specific sales and marketing personnel, printed promotional marketing merchandise, flyers banners and other printed paper propaganda, entertainment expenses such as hosted marketing and networking events to draw in potential customers and revenue generators, travel expenses for the development of professional relationships with potential  out of town revenue streams (i.e. third party agencies whose corporate offices are not located in the Company’s corporate office area, but are representing customers that do reside in the area), and registration and participation in local, state and national industry specific groups and associations.  The timeframe for implementing the marketing campaigns will be immediately upon securing the necessary capital to being such initiative.  Once this marketing budget is available, the Company would plan to rapidly purchase, schedule and register any and all promotional items, networking events, travel plans and registrations.  The Company aims to generate positive revenue streams within the first year once the marketing plan is implemented.

Operations

The Company currently leases its occupational space, which consists of approximately 2,700 square feet of space.  The lease term is five (5) years and began in August 2012, and the Company pays $0.99 per square feet each month, or approximately, $2,650 per month for the entire leased space.

The Company current owns five ambulances and leases three ambulances used in its business.  In addition, the Company owns one wheelchair accessible vehicle and leases one wheelchair accessible vehicle.  A summary of these ambulances and vans is listed below:

Unit #	Year	Make	Model	Type	Lien
501	1998	Ford	E350	Type II Ambulance	No
502	1998	Ford	E350	Type II Ambulance	No
503	2011	Ford	E350	Type II Ambulance	Yes
504	2006	Ford	E350	Type II Ambulance	No
505	2006	Ford	E350	Type III Ambulance	No
506	2006	Ford	E350	Type II Ambulance	No
507	2012	Ford	E350	Type II Ambulance	Yes
508	2012	Ford	E350	Type II Ambulance	Yes
101	2000	Ford	E250	Wheelchair Van	No
102	2011	Ford	E150	Wheelchair Van	Yes

The Company provides its operations through these medical transport vehicles and the licensed, trained and qualified professionals that serve client medical needs.

Revenues

The Company posted revenues from operations of $1,018,481 for the nine months ended September 30, 2012.

THE COMPANY

Employees and Organization

The Company presently has approximately 40 employees, consisting of approximately the following staff:

-2 Paramedics

-23 Emergency Medical Technicians

-3 Registered Nurses

-3 Dispatchers

-4 Marketers

-2 Medical Billers

-3 Others

The Company considers its employees to be a prime strategic asset of its overall business and operations, and the Company strives to operate its business in a lean and cost-effective manner.  The management and officers together have over 60 combined years in the medical transportation industry.  The staff consists of registered nurses (RNs), paramedics, emergency medical technicians (EMTs), insurance billers, and dispatchers possess the knowledge, experience and licenses necessary to ensure the utmost in emergency medical services and customer service.  The Company’s ambulance staff experience entails 60 years in patient care, emergency and non-emergency medical transportation, private insurance companies, dialysis centers, transportation coordination and service for Medical, Medicare and worker’s compensation.  The experience in emergency medical services is the key to what the Company does.  The Company strives to provide the highest level of quality care and dependability for each individual’s needs.

Property

The Company currently leases its occupational space, which consists of approximately 2,700 square feet of space.  The lease term is five (5) years and began in August 2012, and the Company pays $0.99 per square feet each month, or approximately, $2,650 per month for the entire leased space.

The Company current owns five ambulances and leases three ambulances used in its business.  In addition, the Company owns one wheelchair accessible vehicle.

Subsidiaries

Currently, the Company has two subsidiaries – Xtreme Care (which was acquired in the Acquisition).  The Company is the sole shareholder of Xtreme Care.

Indemnification of Directors and Officers

The Company's certificate of incorporation, by-laws and other contracts provide for indemnification of its officers, directors, agents, fiduciaries and employees.  These provisions allow the Company to pay for the expenses of these persons in connection with legal proceedings brought because of the person's position with the Company.  The Company does not believe that such indemnification affects the capacity of such person acting as officer, director or control person of the Company.

Summary Financial Information

As the Company had no operations or specific business plan until the Acquisition, the information presented below is with respect to Xtreme Care, which was acquired by the Company in November 2012 as a result of the Acquisition.

The statements of operations data for the year ended December 31, 2011 and the period from May 28, 2010 (inception) through December 31, 2010, and the balance sheet data as of December 31, 2011 and at December 2010, respectively, are derived from the audited financial statements of Xtreme Care and related notes thereto included in the Form S-1 filed concurrently herewith.  The statement of operations data for the nine months ended September 30, 2012 provided below is derived from the unaudited financial statements of Xtreme Care and related notes thereto are included in the Form S-1 filed concurrently herewith.

Nine months ended

Year ended

May 28, 2010 (inception)

September 30, 2012

December 31, 2011

through December 31, 2010

(unaudited)

Statement of operations data

Revenue

$1,018,481

$701,269

$0

Income (Loss) from operations

$132,452

$(114,682)

$(34,608)

Net income (loss)

$(14,373)

$(150,950)

$(39,292)

Net income (loss) per share

$(0.00)

$(0.01)

$(0.01)

Weighted average shares

20,493,239

20,114,303

8,383,562

At September 30, 2012

At December 31, 2011

At December 31, 2010

(unaudited)

Balance sheet data

Cash

$0

$39,390

$13,945

Other assets

$493,032

$330,223

$77,149

Total assets

$493,032

$369,613

$91,094

Total liabilities

$622,058

$471,825

$130,386

Total shareholders’ equity (deficit)

$(129,026)

$(102,212)

$(39,292)

Management's Discussion and Analysis of Financial Condition and Results of Operations

References to the financial condition and performance of the Company below in this section “Management’s Discussions and Analysis of Financial Condition and Results of Operation” are to Xtreme Care.

Revenues

The Company posted revenues from operations of $1,018,481 for the nine months ended September 30, 2012.

Equipment Financing

The Company has no existing equipment financing arrangements, other than for its leased ambulance vehicles.

Pricing

Pricing for services is negotiated with the payers of the medical transport services, and is typically fixed by contractual arrangement with these entities.  Typical rates are determined by Medicare reimbursement rates, as the vast majority of the Company’s business is dependent upon reimbursement from Medicare for patients.

Billing and Collections

The Company’s billing and collection for customers begins when the Company receives a patient care report (“PCR”) from its field staff, which typically occurs the day after a transport takes place.  Subsequently, the Company verifies eligibility and generally bills the claim to the appropriate insurance within one to two days from the date of service.  If the explanation of benefits (“EOB”) or payment is not received within 30 days, the Company calls the insurance for a claim status.  All insurance to which the Company bills follow Medicare guidelines, with exception of Medi-Cal which has its own guidelines.

Potential Revenue

The Company expects to earn potential revenue from existing relationships whereby the Company is called for medical transport services.  The Company prospects for new clients on an ongoing basis and also seeks additional revenue enhancement opportunities from existing clients.  As part of its growth strategy, the Company plans to expand into additional new business relationships, service offerings and geographic territories.

Alternative Financial Planning

The Company has no alternative financial plans at the moment.  If the Company is not able to successfully raise monies as needed through a private placement or other securities offering (including, but not limited to, a primary public offering of securities), the Company’s ability to expand and implement any part of its longer term business plan or strategy will be severely jeopardized.

Critical Accounting Policies

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States.  The preparation of these financial statements requires making estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities.  The estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis of making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.  Actual results may differ from these estimates under different assumptions or conditions.

In July 2011 FASB issued Standards Update No. 2011-07, Health Care Entities (Topic 954) Presentation and Disclosure of Patient Service Revenue, Provision for Bad Debts, and the Allowance for Doubtful Accounts for Certain Health Care Entities. Certain health care entities are required to change the presentation of their statement of operations by reclassifying the provision for bad debts associated with patient service revenue from an operating expense to a deduction from patient service revenue (net of contractual allowances and discounts). Additionally, those health care entities are required to provide enhanced disclosure about their policies for recognizing revenue and assessing bad debts. The amendments also require disclosures of patient service revenue (net of contractual allowances and discounts) as well as qualitative and quantitative information about changes in the allowance for doubtful accounts. For public entities, the amendments are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2011, with early adoption permitted. For nonpublic entities, the amendments are effective for the first annual period ending after December 15, 2012, and interim and annual periods thereafter, with early adoption permitted. The amendments to the presentation of the provision for bad debts related to patient service revenue in the statement of operations should be applied retrospectively to all prior periods presented. The disclosures required by the amendments should be provided for the period of adoption and subsequent reporting periods.

Revenue Concentration and Credit Risk

We respond to calls for medical transports without pre-screening the creditworthiness of the patient and are subject to collection risk for services provided to insured and uninsured patients. Medicare and Medicaid also receive contractual discounts from our standard charges for ambulance services. Patient transport revenue is recorded net of provisions for contractual discounts and estimated uncompensated care. Both provisions are estimated during the period the related services are performed based on historical collection experience and any known trends or changes in reimbursement rate schedules and payer mix. The provisions are adjusted as required based on actual collections in subsequent periods. Net reimbursement per patient transport is primarily a function of price, payer mix, and timely and effective collection efforts. Both the pace of collections and the ultimate collection rate are affected by the overall health of the U.S. economy, which impacts the number of indigent patients and funding for state-run programs, such as Medicaid. Medicaid reimbursement rates in many jurisdictions have remained well below the cost of providing medical transportation. In addition, the collection rate is impacted by changes in the cost of healthcare and health insurance including the changes to health insurance coverage provided by employers.

Revenue Recognition

The Company recognizes revenue in accordance with ASC Topic 605, “Revenue Recognition”, which requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the fee is fixed or determinable; and (4) collectability is reasonably assured.  The Company responds to calls for medical transports without pre-screening the creditworthiness of the patient and are subject to collection risk for services provided to insured and uninsured patients. Medicare and Medicaid also receive contractual discounts from standard charges for ambulance services. Patient transport revenue is recorded net of provisions for contractual discounts and estimated uncompensated care. Both provisions are estimated during the period the related services are performed based on historical collection experience and any known trends or changes in reimbursement rate schedules and payer mix. The provisions are adjusted as required based on actual collections in subsequent periods. Net reimbursement per patient transport is primarily a function of price, payer mix, and timely and effective collection efforts. Both the pace of collections and the ultimate collection rate are affected by the overall health of the U.S. economy, which impacts the number of indigent patients and funding for state-run programs, such as Medicaid. Medicaid reimbursement rates in many jurisdictions have remained well below the cost of providing medical transportation. In addition, the collection rate is impacted by changes in the cost of healthcare and health insurance including the changes to health insurance coverage provided by employers.

Allowance for Doubtful Accounts and Contractual Allowances

The Company determines its allowances for contractual discounts and uncompensated care based on estimated payer mix, payer reimbursement schedules, and historical collection experience. The allowances are reviewed monthly and adjusted periodically based on actual collections. Billings are charged off against the uncompensated care allowance when it is probable that the receivable will not be recovered. The allowance for contractual discounts is related primarily to Medicare and Medicaid patients. The allowance for uncompensated care is related primarily to receivables recorded for self-pay patients. As of September 30, 2012 and December 31, 2011 the allowance for doubtful accounts was $68,726 and $177,922, respectively. The allowance for contractual discounts as of September 30, 2012 is $111,776.

Risks from Unreimbursed Care

The Company, at times, has some difficulty billing and collecting amounts owed from uninsured and underinsured clients.  The Company typically bills and collects through a facility; however if the patient leaves the facility the Company bills the customer at the address on the patient information form.  Sometimes, the customer no longer lives at the address on the patient information form, so it is more difficult for the Company to bill and collect directly from the patient.  The Company also deals with customers that do not have secondary insurance, which means that these customers may be underinsured and are personally responsible for the unpaid portion of the bill.  The Company has incurred approximately $80,000 in bad debt after adjustments, which represents the amount uncollectible for the nine months ending September 30, 2012.

Capital Resources

As of September 30, 2012, Xtreme Care had no cash available.

The Company’s proposed expansion plans and business process improvements will necessitate additional capital and financing.  Accordingly, the Company plans to raise outside funding in the near future, for the purposes of funding new vehicle purchases or leases, expanded service offerings and additional employees.  As the Company also plans to expand its geographical reach and the region(s) in which it offers its services, the Company will need additional capital for such purposes.

There can be no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company.  Accordingly, given the Company’s limited cash and cash equivalents on hand, the Company will be unable to implement its contemplated business plans and operations unless it obtains additional financing or otherwise is able to generate sufficient revenues and profits.  The Company may raise additional capital through sales of debt or equity, obtain loan financing or develop and consummate other alternative financial plans.

The Company had investing cash outflow during the nine months ended September 30, 2012 of $158,161, as compared to the nine months ended September 30, 2011 of $35,029 investing cash outflow.  The increase in investing cash outflow was due to the Company entering into a partnership agreement and promissory note of $145,000 with GHSD, LLC on March 23, 2012.  The Company had operating cash inflow during the nine months ended September 30, 2012 of $2,813, as compared to the nine months ended September 30, 2011 of $181,734 operating cash outflow.  The increase in operating cash inflow was primarily due to a smaller increase in accounts receivable; the Company deemed a portion of their accounts receivable uncollectable in the second quarter of 2012, thus increasing bad debt expense and reducing the accounts receivable.  The Company had financing cash inflow during the nine months ended September 30, 2012 of $115,958, as compared to the nine months ended September 30, 2011 of $223,988.  The decrease in financing cash inflows was mainly due to higher repayment of loans and notes payables and lower proceeds from notes payable.

Discussion of Nine Months ended September 30, 2012

 Xtreme Care generated revenues during the nine months ended September 30, 2012 of $1,018,481 as compared to revenues during the nine months ended September 30, 2011 of $402,740.  A major driver of this revenue growth was the increased number of calls that the Company responded to during 2012.  The Company responded to 3,140 ambulance calls and 1,880 wheelchair calls during the nine months ended September 30, 2012, as compared to 1,105 ambulance calls and 1,259 wheelchair calls during the nine months ended September 30, 2011.

During the nine months ended September 30, 2012, Xtreme Care posted an operating loss of $14,373 and net loss of $66,003, respectively, as compared to an operating profit of $17,384 and loss of $6,180, respectively, for the nine months ended September 30, 2011.  Specific expenses are shown below for the nine months ended September 30, 2012 as compared to the nine months ended September 30, 2011.  The increase in expenses on a year-over-year basis was largely associated with the increased number of calls and expanding scope of operations of the Company between 2011 and 2012.

Nine months ended

Nine months ended

September 30, 2012

September 30, 2011

Cost of revenues

$373,635

$149,839

Compensation expense

$118,150

$19,365

Professional fees

$114,042

$6,486

Consulting fees

$57,015

$54,556

General and administrative

$370,012

$155,110

Total operating expenses

$659,219

$235,517

For the nine months ended September 30, 2012, Xtreme Care generated cash of $2,813 in its operations.  During the nine months ended September 30, 2011, Xtreme Care used cash of $181,734 in its operations.

Xtreme Care incurred $18, 035 of capital expenditures during the nine month period ended September 30, 2012, as compared to capital expenditures of $35,029 for the nine month period ended September 30, 2011.

Discussion of Year ended December 31, 2011

Xtreme Care generated revenues during the year ended December 2011 of $701,269.  The Company did not post any revenues during its partial year ending December 31, 2010.

During the year ended December 31, 2011, Xtreme Care posted an operating loss of $114,682 and a net loss of $150,950, respectively, as compared to an operating loss of $34,608 and a net loss of $39,292, respectively, for the partial year ending December 31, 2010.  For the year ended December 31, 2011, the Company’s major expenses consisted of the following categories: cost of revenues ($251,333); compensation expense ($49,500); bad debt expense ($177,922); professional fees ($15,732); consulting fees ($95,073); and general and administrative costs ($226,751).

For the year ended December 31, 2011, Xtreme Care used cash of $218,224 in its operations.  During the partial year ending December 31, 2010, Xtreme Care used cash of $28,087 in its operations.

Xtreme Care incurred $70,519 of capital expenditures during the year ended December 31, 2011, as compared to capital expenditures of $83,670 for the partial year ending December 31, 2010.

Management

The following table sets forth information regarding the members of the Company’s board of directors and its officers:

Name

Age

Position

Year Commenced

Souheil Jawad                                       31

President, Secretary, Treasurer and Director

2012

Souheil Jawad

31

CEO, Xtreme Care

2010

Alohi Rieger

36

Vice President

2012

Brandon Zelones

29

Chief Financial Officer

2012

Kandis Munro

53

Vice President of Marketing

2012

Brandon Seaton

31

Director of Marketing

2012

Jenna Barker

26

Director of Billing

2012

Royce Green

24

Dispatch Manager, Xtreme Care

2010

Geoffrey Garcia

25

Operations Manager

2012

Don Hunsaker II, PhD

72

Consultant, Xtreme Care

2010

Souheil Jawad

Souheil Jawad is the President, Secretary and Treasurer, and a Director, of the Company.  Currently, he is the sole officer and director of the Xtreme Healthcare Corporation.  Mr. Jawad is also the Chief Executive Officer and a Director fo Xtreme Care, a subsidiary of the Company.  Mr. Jawad was born and raised in Casablanca, Morocco, and in 1999, moved to the United States to pursue a career in business. While attending college at San Diego State University, he started his own transportation company.  Mr. Jawad received his Bachelor’s Degree in Business Marketing from San Diego State University in 2004.  Since graduating from college, Mr. Jawad began his career in the non-emergency medical transportation industry.  Mr. Jawad built his own medical transportationc company and sold it in 2009.  Since then, he has started Xtreme Care in 2010, with a afocus on his passion to provide professional assistance to the community and its senior citizens.

Alohi Rieger

Alohi Rieger is the Vice President of Xtreme Care.  He has 15 years of experience in the Private Medical Transportation industry specializing in Ambulance Organization Management, Operations, Communications, Business Development, Contracting, Fiscal Management, Customer Service, Customer Retention, and Patient Care. Beginning his career in San Diego, CA. Mr. Rieger has founded, created, coordinated and spearheaded the start-up, development and expansion of numerous successful ambulance companies throughout California and has worked in all aspects of the private ambulance industry from beginning as a part time EMT while attending San Diego State University to currently owning and operating successful companies in various industries.   He was approved for the San Diego Associate Member Council for healthcare.  Mr. Rieger strives to perfect the medical transportation service to cater to the needs of the customer and its patients with a strong focus on the overall success of operating a profitable organization.

Brandon Zelones

Brandon Zelones joined Xtreme Care in 2012.  He is a Chief Financial Officer and oversees the company’s strategic growth and compliance.  He has more than five years of financial services experience in finance, valuations, and relationship management.

Prior to joining Xtreme Care, Mr. Zelones worked as an Investment Banker at Venegas Herrera, LLC, a Los Angeles-based boutique investment bank.  As an Investment Banker, he developed company valuations, financial models, and transaction materials.  Furthermore, Mr. Zelones researched and developed potential buyers, sellers, and other strategic target market lists.  He also worked as a Financial Advisor at J.P. Morgan managing a diversified portfolio of 500+ accounts and portfolio assets of $44+ million.  Additionally, Mr. Zelones worked as a Senior Premier Banker and Investment Consultant for Wells Fargo, where he was ranked #2 nationwide as a Premier Banker in overall sales and achieved over 240% to goal.

Born and raised in San Diego, Mr. Zelones earned his M.B.A. (emphasis in Corporate Finance & Financial Accounting) and Graduate Certificate (emphasis in Financial Analysis & Valuation) from the USC Marshall School of Business; he also earned his Bachelor of Business Administration from the San Diego State University.  Currently, Mr. Zelones is Chartered Financial Analyst (CFA) Level II Candidate and plans to complete the CFA designation June 2014.

Kandis Munro

Kandis Munro is the Vice President of Marketing for Xtreme Care.  Ms. Munro has over 15 years of experience in Marketing and Business Development.   She was in charge of establishing "new business" in San Diego for Priority One BLS ambulance service (1998-2001).  Additionally, she established Emergency Medical Training  Services in 2001 to Provide CPR and First Aid instruction to the healthcare  community in San Diego and Orange County, Ca.  Ms. Munro also worked as Marketing Director for Healthcare Group at the Grossmont Gardens community (2006- 2010). Furthermore, she assisted in launching a new Skilled Nursing Facility: Bella Vista Health Center in Lemon Grove (2011-2012).  Ms. Munro is a member in good standing with the San Diego Council on Aging, the Senior Service Providers of San Diego, and the Senior Services Networking Group in San Diego.

Brandon Seaton

Brandon Seaton is the Director of Business Development for Xtreme Care.  He has been in the EMS field for over 5 years. Mr. Seaton began his career as a public servant working as an EMT for Alert Ambulance, and later went on to complete a fire academy and work for a well-respected reserve fire station.  He has had multiple years of experience in the field as both an EMT and billing specialist, and knows what it takes to provide the ultimate in patient care.  Furthermore, he went on to become a Field Training Officer at Alert Ambulance, and helped to train new EMTs, while still continuing to provide excellent service to all patients and facilities alike.  Mr. Seaton is now taking his extensive knowledge of the field and applying it to the development and growth of Xtreme Care Ambulance. He is extremely dedicated and committed to providing the best in patient care and customer service.

Jenna Barker

Jenna Barker is the Director of Billing Operations for Xtreme Care, where she specializes in EMS accounts receivable and contracting to include: Medicare, Medi-Cal, Managed Care Plans, third party payers, Local, State, and Federal regulations.  Ms. Barker has eight years of experience in EMS accounts receivable and is constantly attending classes, seminars and web courses to keep up with the ongoing changes of compliance and policies of health care billing and coding to improve her career.

Royce Green

Royce Green is the Dispatch Manager for Xtreme Care.  Mr. Green has over 7 years of experience in management of high call volume environments, ALS (advanced life support) and BLS (basic life support) patient care settings within the pre-hospital transportation industry, documentation management, CAD (computer aided dispatch) systems, System Status Management, advanced EMS (emergency medical service) communications training, EMD (emergency medical dispatcher) certification and emergency driver training.  Mr. Green is also currently in the process of completing his Bachelor’s degree in Business Administration at San Diego State University.

Geoffrey Garcia

Geoffrey Garcia is the Operations Manager for Xtreme Care.  After being honorably discharged from the Marine Corps with over 1,000 combat patrols and two tours to Iraq, Mr. Garcia decided to go to school to achieve a degree in fire science.  Once obtaining his National Registry EMT Certification he set out to becoming a local hero.  As an Operations Manager, he shows exemplary leadership while creating highly motivated and professional skill sets for our EMTs daily.

Don Hunsaker II, PhD

Don Hunsaker II, PhD, is a Consultant for Xtreme Care.  Dr. Hunsaker received his Ph.D. degree from the University of Texas and then moved to San Diego in 1960.  He taught at San Diego State University from 1960 until 1996 when he retired from classroom teaching and turned to full time research in the biological sciences.  Dr. Hunsaker conducts research programs through the San Diego State University Foundation and Hubbs Sea World Research Institute.  Dr. Hunsaker has been involved in planning and development of large scale research and planning projects from the conceptualization stage to the actual implementation in the field.  Previously, he served as a coordinator of the U.S. Peace Corps for the State Department in Colombia for two years.  Dr. Hunsaker has traveled extensively throughout South America and many countries of the world on his research projects.  In addition, he has served as an officer and member of various charitable organizations that included significant travel in Europe that supported international health related activities.  Dr. Hunsaker has served on numerous boards of directors to advise companies on business policies, and has been active in medical management businesses for the several years. Dr. Hunsaker has been a principal and officer in a medical billing company and another in health care management. He also assisted in setting up and operating a company that provided comprehensive offsite rehabilitation facilities.

Director Independence

Pursuant to Rule 4200 of The NASDAQ Stock Market one of the definitions of an independent director is a person other than an executive officer or employee of a company.  The Company's board of directors has reviewed the materiality of any relationship that each of the directors has with the Company, either directly or indirectly.  Based on this review, the board has determined that there are no independent directors.

Committees and Terms

The Board of Directors (the “Board”) has not established any committees.

Legal Proceedings

There are currently no pending, threatened or actual legal proceedings of a material nature in which the Company or any subsidiary is a party.

Employment Agreements

As of September 30, 2012, the Company has not entered into any employment agreements with any of its officers.

Executive Compensation

       Nonequity       Nonqualif-

       Incentive         ied Deferred

All

     Stock      Option    Plan Comp-    Compensa-

Other Comp-

Name/Position

Year

Salary

    Bonus     Awards   Awards  ensation          tion Earnings

ensation

         Total

Souheil Jawad

2012

$16,126

    $0

     $0

      $0

        $0                  $0

$0

         $16,126

President/CEO

2011        $11,431

         $11,431

Xtreme Care

2010

Alohi Rieger

2012

$5,500

         $5,500

Vice President

2011

Xtreme Care

2010

Brandon Zelones

2012

CFO

2011

Xtreme Care

2010

Kandis Munro

2012

$2,500

         $2,500

VP of Marketing

2011

Xtreme Care

2010

Brandon Seaton

2012

$4,045

         $4,045

Director of Marketing

2011

Xtreme Care

2010

Jenna Barker

2012

$4,734

         $4,734

Director of Billing

2011

Xtreme Care

2010

Royce Green

2012

$25,311

         $25,311

Dispatch Manager

2011

$14,296

         $14,296

Xtreme Care

2010

Geoffrey Garcia

2012

$7,916

         $7,916

Operations Manager

2011

Xtreme Care

2010

Don Hunsaker II, PhD

2012

Consultant

2011

Xtreme Care

2010

Director Compensation

   Non-Equity   Change

        All

Fees

   Incentive       in Pension

  All Other     Comp-

Earned

Stock

Option      Plan Comp-   Value and   Compen-     Stock and

Name

or Paid

Awards

Awards

   ensation        Other Def.   sation

        Plans

 Total

Souheil Jawad

$0

$0

$0

   $0

          $0

  $0

        $0

 $0

Director

Executive Officer and Director Compensation Notes

As of September 30, 2012, there was no accrued compensation that was due to the Company’s employees or officers.  Upon successful completion by the Company of a primary public offering in the future (or the completion of other financing or funding), however, the Company may compensate officers and employees as is discussed below in “Anticipated Officer and Director Remuneration.”

Certain officers may have received certain shares of common stock in the Company in connection with the change of control of the Company (the Acquisition).  Accordingly, the Company has not recorded any compensation expense in respect of any such shares issued to the officers as such shares do not represent compensation that was paid to any officer.  The officers receiving shares of common stock in the Acquisition are the following (name and shares of common stock of the Company received in the Acquisition): Souheil Jawad (20,000,000 shares); Don Hunsaker II, PhD (25,500 shares); and Royce Green (50,000 shares).

There are no current plans to pay or distribute any cash or non-cash bonus compensation to officers of the Company, until such time as the Company is profitable, experiences positive cash flow or obtains additional financing.  However, the Board of Directors may allocate salaries and benefits to the officers in its sole discretion.  No officer is subject to a compensation plan or arrangement that results from his or her resignation, retirement, or any other termination of employment with the Company or from a change in control of the company or a change in his or her responsibilities following a change in control.  The members of the Board of Directors may receive, if the Board so decides, a fixed fee and reimbursement of expenses, for attendance at each regular or special meeting of the Board, although no such program has been adopted to date. The Company currently has no retirement, pension, or profit-sharing plan covering its officers and directors; however, the Company plans to implement certain such benefits after sufficient funds are realized or raised by the Company (see “Anticipated Officer and Director Remuneration” below.)

Anticipated Officer and Director Remuneration

The Company pays reduced levels of compensation to its officers and director at present. The Company intends to pay regular, competitive annual salaries to all its officers and will pay an annual stipend to its directors when, and if, it completes a primary public offering for the sale of securities and/or the Company reaches greater profitability, experiences larger and more sustained positive cash flow and/or obtains additional funding.  At such time, the Company anticipates offering additional cash and non-cash compensation to officers and directors.  Currently, the Company has not determined specific metrics that will trigger an increase in annual salaries and other compensation for officers and directors.  In addition, although not presently offered, the Company anticipates that its officers and directors will be provided with additional fringe benefits, health and dental benefits, and various perquisites at subsidizes rates, or at the sole expense of the Company, as may be determined on a case-by-case basis by the Company in its sole discretion.  In addition, the Company may plan to offer 401(k) matching funds as a retirement benefit at a later time.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of the date of this regarding the beneficial ownership of the Company’s common stock by each of the Company’s executive officers and directors, individually and as a group and by each person who beneficially owns in excess of five percent of the common stock after giving effect to any exercise of warrants or options held by that person.

Number of Shares of

 Name

Position

Common Stock

Percent of Class (1)

Souheil Jawad

President, Secretary, Treasurer and Director

21,000,000 (3)

93%

CEO and Director, Xtreme Care

Alohi Rieger

Vice President

0

*

Brandon Zelones

Chief Financial Officer

0

*

Kandis Munro

Vice President of Marketing

0

*

Brandon Seaton

Director of Marketing

0

*

Jenna Barker

Director of Billing

0

*

Royce Green

Dispatch Manager, Xtreme Care

50,000

*

Geoffrey Garcia

Operations Manager

0

*

Don Hunsaker II, PhD

Director and Consultant, Xtreme Care

25,500

*

Total owned by officers and directors

21,075,500

94%

85%

* Less than 1%

(1) Based upon 22,510,403 shares outstanding as of the date of this report.

(2) As of September 30, 2012, Mr. Jawad has holds a note for monies he advanced to the Company in the amount of $101,988.  Such note is convertible into shares of common stock pursuant to exercise of warrants of the Company at the ratio of four shares for every one dollar outstanding of the note.  The shares shown above do not include these shares that may be issue upon such conversion of the note and exercise of the warrants.

Certain Relationships and Related Transactions

James Cassidy, a partner in the law firm which acts as counsel to the Company, is the sole owner and director of Tiber Creek Corporation which owns 250,000 shares of the Company's common stock.  Tiber Creek has received consulting fees of from the Company and also holds shares in the Company.  Tiber Creek and its affiliate, MB Americus LLC, a California limited liability company, each currently hold 250,000 shares in the Company.

James Cassidy and James McKillop, who is the sole officer and owner of MB Americus, LLC, were both formerly officers and directors of the Company.  As the organizers and developers of Bluewood, Mr. Cassidy and Mr. McKillop were involved with the Company prior to the Acquisition.  In particular, Mr. Cassidy provided services to the Company without charge, including preparation and filing of the charter corporate documents and preparation of the instant registration statement.

As of September 30, 2012, Mr. Jawad had advanced an outstanding loan amount of $101,988 to the Company for various operating expenses and acquisitions of needed property by Xtreme Care. These loans have a three year term and accrue interest at 12%, and are convertible into shares of common stock of the Company pursuant to exercise of warrants issued with the note.

Certain officers received certain shares of common stock in the Company in connection with the change of control of the Company (the Acquisition).  The officers receiving shares of common stock in the Acquisition are the following (name and shares of common stock of the Company received in the Acquisition): Souheil Jawad (20,000,000 shares); Don Hunsaker II, PhD (25,500 shares); and Royce Green (50,000 shares).

Risk Factors

The Company has generated revenues, but limited profits, to date.

The Company has generated limited profits to date.  The business model of the Company involves significant costs of services, resulting in a low margin on revenues.  Coupling this fact with operating expenses incurred by the Company, the Company has only generated a small amount of total profits in the past.  The Company hopes that as its business expands that the scale of the enterprise would result in a higher operating margin and net margin.

No assurance of continued market acceptance.

There is no assurance that the Company’s services or solutions will continued to meet with market acceptance.  Moreover, there is no assurance that these services and solutions will continue to have any competitive advantages.  Also, there is no assurance that the market reception will be positive.

The demand for ambulance services is driven by the population’s demographics, which includes the general health of the population and the incident of (for example) drug abuse, car collisions, and violent crimes, among others.  Health risks can be reduced through better health education and public safety programs.  Additionally, populations with a higher median income are better equipped to pay for preventative care that may decrease the need for ambulance services.  Furthermore, during times of recession, patients may be less able to pay for services due to lower disposable income and depleted health insurance coverage.

The Company is an early-stage company with a limited operating history, and as such, any prospective investor may have difficulty in assessing the Company’s profitability or performance.

Because the Company is an early-stage company with a limited operating history, it could be difficult for any investor to assess the performance of the Company or to determine whether the Company will meet its projected business plan.  The Company has limited financial results upon which an investor may judge its potential.  As a company still in the early stages of its life, the Company may in the future experience under-capitalization, shortages, setbacks and many of the problems, delays and expenses encountered by any early-stage business.  An investor will be required to make an investment decision based solely on the Company management’s history, its projected operations in light of the risks, the limited operations and financial results of the Company to date, and any expenses and uncertainties that may be encountered by one engaging in the Company’s industry.

The Company is primarily dependent on its contracts with Lifehouse, Kaiser Zion, and Golden Paradise, Chase Care Center, and Kearny Mesa Convalescent.  During the year ending 2012, the Company had 1,650 transports from Lifehouse, 417 from Kaiser Zion, 332 from Golden Paradise, and 208 from Chase Care Center.  These contracts made up 31.4% of total ambulance, 48.0% of total wheelchair, and 63.6% of special events transports for the Company during 2012.

Top Contracts by Call Volume (2012)
	Ambulance	Wheelchair	Special	TOTAL
Lifehouse	652	984	14	1,650
Kaiser Zion	326	91	0	417
Golden Paradise	142	190	0	332
Chase Care Center	195	13	0	208

The failure or inability to perform under client contracts could result in damage to the Company’s reputation and give rise to legal claims against the Company.

If clients are not satisfied with the level of performance, the reputation of the Company in the industry may suffer, which could have a material adverse effect on the business, financial condition, results of operations, and cash flows of the Company.

Reliance on third party agreements and relationships is necessary for development of the Company's business.

The Company will need strong third party relationships and partnerships in order to develop and grow its business.  The Company will be substantially dependent on these strategic partners and third party relationships.

The Company expects to incur additional expenses and may ultimately never be profitable.

The Company is an early-stage company and has a limited history of its operations.  The Company will need to continue generating revenue in order to maintain sustained profitability.  Ultimately, in spite of the Company’s best or reasonable efforts, the Company may have difficulty in generating revenues or remaining profitable.

The Company’s officers and directors beneficially own a majority of the Company’s common stock and, as a result, can exercise control over stockholder and corporate actions.

The officers and directors of the Company currently beneficially own of approximately 94% of the Company’s outstanding common stock.  As such, they will be able to control most matters requiring approval by stockholders, including the election of directors and approval of significant corporate transactions.  This concentration of ownership may also have the effect of delaying or preventing a change in control, which in turn could have a material adverse effect on the market price of the Company’s common stock or prevent stockholders from realizing a premium over the market price for their Shares.

The Company may not be able to obtain capital necessary to carry out its intended business plans and operations.

The Company may require capital in order to implement its intended business plans and operations.  If the Company is unable to generate such capital through operations or obtain such capital from third party sources (such as, without limitation, from other investors, banks and/or other lenders), the ability of the Company to succeed will be significantly harmed.  There is no assurance that the Company will be able to obtain any capital from outside sources.

The Company depends on its management team to manage its business effectively.

The Company's future success is dependent in large part upon its ability to understand and develop the business plan and to attract and retain highly skilled management, operational and executive personnel.  In particular, due to the relatively early stage of the Company's business, its future success is highly dependent on its officers, to provide the necessary experience and background to execute the Company's business plan.  The loss of any officer’s services could impede, particularly initially as the Company builds a record and reputation, its ability to develop its objectives, and as such would negatively impact the Company's possible overall development.

Government regulation could negatively impact the business.

The Company’s business segments may be subject to various government regulations in the jurisdictions in which they operate.  Due to the potential wide scope of the Company’s operations, the Company could be subject to regulation by various political and regulatory entities, including various local and municipal agencies and government sub-divisions.  The Company may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply. The Company’s operations could be adversely affected, directly or indirectly, by existing or future laws and regulations relating to its business or industry.

The Company may face significant competition from companies that serve its industries.

The Company may face competition from other companies that offer similar services.  Some of these potential competitors may have longer operating histories, greater brand recognition, larger client bases and significantly greater financial, technical and marketing resources than the Company possesses.  These advantages may enable such competitors to respond more quickly to new or emerging trends and changes in customer preferences.  These advantages may also allow them to engage in more extensive market research and development, undertake extensive far-reaching marketing campaigns, adopt more aggressive pricing policies and make more attractive offers to potential customers, employees and strategic partners. The Company believes that its current and anticipated solutions are, and will be, sufficiently different from existing competition, and that there is limited to no competition in its local area.  However, it is nevertheless possible that potential competitors may have or may rapidly acquire significant market share.  Increased competition may result in price reductions, reduced gross margin and loss of market share.  The Company may not be able to compete successfully, and competitive pressures may adversely affect its business, results of operations and financial condition.

No formal market survey has been conducted.

No independent marketing survey has been performed to determine the potential demand for the Company’s services over the longer term.  The Company has conducted no marketing studies regarding whether its business would continue to be marketable.  No assurances can be given that upon marketing, sufficient customer markets and business segments can be developed to sustain the Company's operations on a continued basis.

The Company does not maintain certain insurance, including errors and omissions and indemnification insurance.

The Company has limited capital and, therefore, does not currently have a policy of insurance against liabilities arising out of the negligence of its officers and directors and/or deficiencies in any of its business operations.  Even assuming that the Company obtained insurance, there is no assurance that such insurance coverage would be adequate to satisfy any potential claims made against the Company, its officers and directors, or its business operations.  Any such liability which might arise could be substantial and may exceed the assets of the Company.  The certificate of incorporation and by-laws of the Company provide for indemnification of officers and directors to the fullest extent permitted under Delaware law.  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons, it is the opinion of the Securities and Exchange Commission that such indemnification is against public policy, as expressed in the Act, and is therefore, unenforceable.

Intellectual property and/or trade secret protection may be inadequate.

The Company has not applied for any intellectual property or trade secret protection on any aspects of its business.  The Company has no current plans on attempting to obtain patents, copyright, trademarks and/or service marks on any of its solutions and services.  There can be no assurance that the Company can obtain effective protection against unauthorized duplication or the introduction of substantially similar solutions and services.

The Company is subject to the potential factors of market and customer changes.

The business of the Company is susceptible to rapidly changing preferences of the marketplace and its customers.  The needs of customers are subject to constant change.  Although the Company intends to continue to develop and improve its services to meet changing customer needs of the marketplace, there can be no assurance that funds for such expenditures will be available or that the Company's competition will not develop similar or superior capabilities or that the Company will be successful in its internal efforts.  The future success of the Company will depend in part on its ability to respond effectively to rapidly changing trends, industry standards and customer requirements by adapting and improving the features and functions of its services.

ITEM 3.02 Unregistered Sales of Equity Securities

Recent Sales of Unregistered Securities

The Company has issued the following securities in the last three (3) years.  All such securities were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving any public offering, as noted below.

(1) On September 27, 2011, 2011, 10,000,000 shares of common stock were issued to Tiber Creek Corporation for total consideration paid of $1,000.00.  Subsequently, in May 2012, the Company redeemed an aggregate of 9,750,000 of these shares for the redemption price of $975.00

On September 27, 2011, 10,000,000 shares of common stock were issued to MB Americus, LLC for total consideration paid of $1,000.00.  Subsequently, in May 2012, the Company redeemed an aggregate of 9,750,000 of these shares for the redemption price of $975.00

(2) On May 1, 2012, 1,000,000 shares of common stock were issued by the Company to Souheil Jawad pursuant to a change of control in the Company.  The aggregate consideration paid for these shares was $100.

(3) On November 12, 2012, the Company issued 21,010,403 shares of common stock to former shareholders of Xtreme Care in connection with the Acquisition, as follows:

Shareholder Name

Number of Shares

Larry Bicknell

5,000

Susan Blackburn

34,900

Richard

Breinlinger

10,000

Henry Brunk

20,000

Mohammed Chraibi

20,000

Guadalupe Cisneros

10,000

Merlin Cross

10,000

Hector Cruz

12,000

Megan Ellison

10,000

Aaron Elster

5,000

Daniel Elster

5,000

Leon Elster

20,000

Royce Green

50,000

Jennifer Hayes

100,000

Don Hunsaker

25,500

Souheil

Jawad

20,000,000

Norman

Joslyn

10,000

Olga Kist

25,000

William Kline

60,000

Dorothy Kurtz

25,203

Linda Lenore

1,000

Ronald Levine

5,000

Gloria Lopez

10,000

Laurence Mahr

5,000

Clive Newcomb

5,000

Manuel Robles

10,000

Romulo Samson

10,000

Ralph Sauer

26,800

David Smarsh

20,000

Frederick Stahl

25,000

Susan Strzalkowski

1,000

Lowell Tompkins

5,000

Martha Tompkins

10,000

John Warner

18,000

Jeffery Willmann

100,000

ITEM 5.06 Change in Shell Company Status

The Company has acquired Xtreme Care, which has a defined business plan, and accordingly, the Company has commenced operations.

ITEM 9.01 Financial Statements and Exhibits

The audited financial statements of Xtreme Care Ambulance Inc., including the balance sheets of as of December 31, 2011 and December 31, 2010, and the related statements of operations, changes in shareholders’ equity (deficit), and cash flows for the year ended December 31, 2011 and the period from May 28, 2010 (inception) through December 31, 2010, are incorporated by reference to the Form S-1 filed concurrently herewith.

Exhibits

2.1+	Agreement and Plan of Reorganization

+ Filed concurrently herewith on Form S-1 as the same exhibit number as the exhibit number listed here, and incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

XTREME HEALTHCARE CORPORATION

Date: February 12, 2013	/s/ Souheil Jawad

President